STATE STREET INSTITUTIONAL

U.S. Government Money Market Fund
Institutional Class

offered through

April 29, 2008
(as Supplemented October 31, 2008)

Prospectus

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND (THE “FUND”) IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND OFFERS TWO CLASSES OF SHARES:  INSTITUTIONAL CLASS AND INVESTMENT CLASS. THIS PROSPECTUS RELATES ONLY TO THE INSTITUTIONAL CLASS.

INTRODUCTION

The State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Money Market Fund” or the “Fund”) is a series of the State Street Institutional Investment Trust (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the State Street Master Funds portfolio in which the Fund invests.

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

The investment objective of the Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV. There is no guarantee the Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street U.S. Government Money Market Portfolio (the “Master Portfolio”), a series of State Street Master Funds. The Master Portfolio has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Master Portfolio are the same in all material respects as those of the Fund. Any reference to the Fund should be understood to include the Master Portfolio as the context requires.

The Fund attempts to achieve its investment objective by investing under normal circumstances substantially all of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) or in repurchase agreements collateralized by U.S. government securities. The Fund invests in U.S. government securities with maturities of 397 days or less and adjustable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days and which are deemed to have a maturity equal to the period remaining until the next interest rate readjustment date, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), and in repurchase agreements collateralized by U.S. government securities. Although some U.S. government securities are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the government agency or instrumentality issuing or guaranteeing the securities. Under normal market conditions, the Fund will invest substantially all of its assets in U.S. government securities and in repurchase agreements collateralized by such securities. (Shareholders would receive at least 60 days notice prior to any change to this policy.)

Portfolio Maturity.  A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Fund’s price or yield in any material respect.

Repurchase Agreements.  The Fund may enter into repurchase agreements, under which it purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Fund bears the risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

Defensive Strategies.  From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include holding uninvested cash. Temporary defensive strategies may be inconsistent with the Fund’s principal investment strategy and the Fund may not achieve its investment objective.

The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE U.S. GOVERNMENT MONEY MARKET FUND

•	Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.

•	Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligations.

•	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

•	Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period of time.

•	Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

•	Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio, which has substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its objective. The ability of the Master Portfolio to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Master Portfolio. The Adviser also serves as investment adviser to the Master Portfolio. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the Master Portfolio. For example, the Adviser may have an economic incentive to maintain the Fund’s investment in the Master Portfolio at a time when it might otherwise not choose to do so.

•	Money Market Risk. Although the Fund seeks to maintain a constant NAV of $1.00 per share, the Fund may not be able to do so at all times, and it is possible for you to lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

•	Repurchase Agreement Risk. The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

•	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

The U.S. Government Money Market Fund may not achieve its objective and you could lose money by investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information

Performance information for the U.S. Government Money Market Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

Fees and Expenses

The following table describes the estimated fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. As a shareholder in the Master Portfolio, the Fund bears its ratable share of the Master Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Master Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*	0.10%
Other Expenses**	0.04%

Total Annual Fund Operating Expenses=	0.14%

*	This fee is the investment advisory fee paid by the Master Portfolio to the Adviser.

**	Other Expenses are based on estimated amounts for the current fiscal year for the Master Portfolio and the Fund.

=	The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Fund will be able to avoid a negative yield.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$14	$45

MANAGEMENT AND ORGANIZATION

The Fund and the Master Portfolio.  The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Master Portfolio is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Fund and the Master Portfolio.

The Trust’s Board of Trustees is responsible for generally overseeing the investment of the Fund’s assets. If the Adviser were to invest the Fund’s assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on the Fund’s behalf.

The Adviser.  State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA is one of the world’s largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund’s assets directly, at an annual rate of 0.10% of the Fund’s average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in its Master Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Master Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the Master Portfolio’s investments.

A summary of the factors considered by the Board of Trustees in connection with its approval of the renewal of the investment advisory agreement between the Fund with the Adviser is available in the Fund’s annual report dated December 31, 2007.

The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Administrator and Custodian.  State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator and custodian.

The Transfer and Dividend Disbursing Agent.  ALPS Funds Service, Inc. is the transfer agent and dividend disbursing agent.

The Distributor:  ALPS Distributors, Inc. serves as the Fund’s distributor (the “Distributor”) pursuant to the Distribution Agreement by and between the Distributor and the Trust.

ADDITIONAL INFORMATION ABOUT THE U.S. GOVERNMENT MONEY MARKET FUND’S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Fund’s current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. Any reference to the Fund should be understood to include the Master Portfolio as the context requires.

Variable and Floating Rate Securities.  The Fund may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A variable rate obligation whose interest rate is adjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.

PURCHASING AND REDEEMING SHARES

Determination Of Net Asset Value.  The U.S. Government Money Market Fund determines its NAV per share once each business day at 5:00 p.m. Eastern Time except for days when the New York Stock Exchange (“NYSE”) closes earlier than its regular closing time (the time when the Fund determines its NAV per share is referred to herein as the “Valuation Time”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund’s Valuation Time before a purchase order can be accepted.

The NAV per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

The Fund seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Purchasing Shares.  Institutional Class shares of the Fund are sold at NAV. You can buy and redeem your Institutional Class shares of the Fund at NAV through Commonfund Securities, Inc. (Commonfund), as described below, on any day the NYSE is open pursuant to the Fund’s procedures.

To open an account, please send your completed New Account Application to Commonfund Securities, Inc. (ATTN: Account Services), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. All investments by institutions must be made by wire or Automated Clearing House (ACH).

Please call Commonfund at 1.888.TCF.FUND to let them know that you intend to make an investment. You will need to instruct your bank to wire federal funds or electronically transfer funds through the ACH to State Street Bank, ABA #011000028; Account #00340844; Further Credit: shareholder name and shareholder account number must be specified.

The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

Acceptance of Subscriptions — In order for your purchase to be processed on the trade date, your order must be received in good order prior to 3:00 p.m. Eastern time. To be in good order, Commonfund must receive your purchase order by 3:00 p.m. and funds by 6:00 p.m. Eastern time. A purchase order will be rejected if State Street does not receive funds by 6:00 p.m. Eastern time, or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

Telephone Transactions — Purchasing or redeeming Institutional shares over the telephone is extremely convenient, but not without risk. Although Commonfund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, neither Commonfund nor the Fund is responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with Commonfund by telephone, you will generally bear the risk of any loss.

Redeeming Shares.  You may redeem your shares on any business day by contacting Commonfund by mail at Commonfund Securities, Inc. (ATTN: Account Services), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812 or by telephone (1.888.TCF.FUND). The redemption price of each share will be the NAV next determined after a Fund receives your request in good order. To be in good order, your redemption request must be received by 3:00 p.m. Eastern time. Payments in redemption will be made by wire transfer to the account designated in your New Account Application.

By Mail — If you wish to redeem Institutional Class shares by mail, send a letter to Commonfund with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by calling 1.888.TCF.FUND.

By Telephone — When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

Suspension of Your Right to Redeem Shares — The Fund may suspend your right to redeem shares if the NYSE restricts trading, the Securities and Exchange Commission (SEC) declares an emergency, or for such other periods as the SEC may by order permit.

Receiving Your Money — Normally, your redemption proceeds will be sent out on the same business day if Commonfund has received your redemption request by 3:00 p.m. Eastern time. However, the Fund reserves the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. Proceeds will be wired to your properly designated account at a financial institution.

Although the Fund attempts to maintain its NAV at $1 per share, there can be no assurance that it will be successful, and there can be no assurance that a shareholder will receive $1 per share upon redemption.

Signature Guarantees.  Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

➢	Your account address has changed within the last 10 business days.

➢	Redemption proceeds are being transferred to an account with a different registration.

➢	Other unusual situations as determined by the Fund’s transfer agent.

Commonfund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a firm that is a member of the Financial Industry Regulatory Authority such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. Commonfund reserves the right to reject a signature guarantee if it is not provided by a STAMP Medallion guarantor.

Policies to Prevent Market Timing.  Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of shares held by long-term shareholders, interference in the efficient management of the Fund’s portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

The Trust’s Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and service providers to the Fund periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser’s judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Adviser will be able to determine whether trading in the Fund’s shares by an investor holding shares through a financial intermediary is trading activity that may be harmful to the Fund or the Fund’s shareholders.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Fund, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose clients or customers invest in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The U.S. Government Money Market Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Institutional Class shares of the U.S. Government Money Market Fund since inception of the Institutional Class. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the prior periods has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

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Financial Highlights — Selected Data for a Share of Beneficial Interest Outstanding throughout the Period (A)

	Net Asset				Distributions	Net Asset
	Value	Net	Gain (Loss)	Total from	From Net	Value
	Beginning	Investment	on	Investment	Investment	End
Period Ended December 31, 2007	of Period	Income	Investments	Operations	Income	of Period

U.S. Government Money Market
Institutional Class*	1.0000	0.0081	—	0.0081	(0.0081)	1.0000

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.

(B)	Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

*	The Fund’s Institutional Class commenced operations on October 25, 2007.

**	Annualized.

Annualized Ratios to Average
	Net Assets/Supplemental Data							Net Assets
					Net		Voluntary	End of
Total	Gross		Net		Investment		Expense	Period
Return(B)	Expenses		Expenses		Income		Reimbursement	(000s Omitted)

0.82%	0.18	%**	0.18	%**	4.43	%**	—	63,190

For more information about the Fund, ask for:

• The Fund’s most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund’s portfolio holdings as of a specific date. The annual report also contains commentary from the Fund’s portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal year or period.

• The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from https://www.sttfunds.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC’s web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

SSgA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust’s Investment Company Act File Number is 811-9819.

Commonfund Securities, Inc.
15 Old Danbury Road
P.O. Box 812
Wilton, CT 06897-0812

Tel. 888-TCF-MAIN
Tel. 203-563-5000